SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by registrant  [X]
Filed by a party other than the registrant[ ]

Check the appropriate box:
[X]  Preliminary proxy statement                      [ ]  Confidential, for
                                                           Use of the
                                                           Commission Only (as
                                                           permitted by Rule
                                                           14a-6(e)(2))

[ ]  Definitive proxy statement
[ ]  Definitive additional  materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Richton International Corporation
                (Name of Registrant as Specified in Its Charter)

                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

     [ ]  Fee paid with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                    PRELIMINARY COPY -- SUBJECT TO COMPLETION
                               DATED MARCH 7, 1997

                        RICHTON INTERNATIONAL CORPORATION

                                   ----------

                    Notice of Annual Meeting of Stockholders
                            to be held April 28, 1997

                                   ----------

     The Annual Meeting of Stockholders of Richton International Corporation (the "Company") will be held at the American Stock Exchange, 86 Trinity Place, New York, New York, on April 28, 1997 at 11:00 a.m. for the purpose of considering and acting upon the following:

     1.   Election of two directors.

     2. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.10 par value per share, of the Company to 6,000,000 from the current level of 4,000,000.

     3. Approval of an amendment to the Company's 1990 Long-Term Incentive Plan increasing the number of shares of Common Stock of the Company available for issuance under such plan from 275,000 to 415,000.

     4. Confirmation of the appointment of Arthur Andersen & Co. L.L.P. as independent auditors for the calendar year ending December 31, 1997.

     5. Such other business as may legally come before the meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 17, 1997, as the record date for determining the stockholders having the right to notice of and to vote at the meeting. For a period of a least ten days prior to the meeting, the Company will make available at the offices of the Company's Secretary, Marshall E. Bernstein, at Robinson Brog Leinwand Greene Genovese & Gluck P.C. at 1345 Avenue of the Americas, New York, New York, a complete list of the stockholders entitled to vote at the meeting showing the address of each stockholder and the number of shares registered in the name of each stockholder as of the record date.



                                      By order of the Board of Directors



                                      FRED R. SULLIVAN
                                      Chairman of the Board

Madison, New Jersey
March 19, 1997

--------------------------------------------------------------------------------

                                    IMPORTANT

         In order to ensure your representation at the meeting, you are urged to sign, date and return the enclosed proxy in the
                    enclosed envelope (on which no postage is
                   necessary if mailed in the United States).
          We appreciate your giving this matter your prompt attention.

--------------------------------------------------------------------------------

                    PRELIMINARY COPY -- SUBJECT TO COMPLETION
                               DATED MARCH 7, 1997

                        RICHTON INTERNATIONAL CORPORATION

                                   ----------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders
                            to be held April 28, 1997

                                   ----------

     Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Richton International Corporation ("Richton" or the "Company") to be used at the Annual Meeting of Stockholders to be held at 11:00 a.m. on April 28, 1997, at the American Stock Exchange, 86 Trinity Place, New York, New York or at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the Notice of Annual Meeting. The Company's principal executive offices are located at 340 Main Street, Madison, New Jersey 07940. This Proxy Statement and the form of proxy will first be mailed to stockholders on or about March 19, 1997.


                          THE VOTING AND VOTE REQUIRED

     On the record date for the Meeting, March 17, 1997 (the "Record Date"), there were outstanding 2,949,447 shares of common stock, par value $.10 per share (the "Common Stock"), each of which is entitled to one vote. A majority of the outstanding shares entitled to vote must be present at the Meeting in person or by proxy to constitute a quorum.

     Directors are elected by a plurality of the votes cast (i.e., the two nominees with the highest number of votes will be elected). The affirmative vote of the holders of a majority of all outstanding shares of Common Stock is required for the approval of the amendment to the Company's Certificate of Incorporation. The affirmative vote of a majority of the total shares represented in person or by proxy and entitled to vote at the Meeting is required for the approval of the amendment to the Company's 1990 Long-Term Incentive Plan (the "Plan") and for the confirmation of the appointment of the independent auditors. Abstentions and broker non-votes will be included for purposes of determining the presence of a quorum.

     In the election of directors, broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to the proposed amendment to the Certificate of Incorporation, abstentions and broker non-votes will have the same effect as a vote against the proposal. With respect to the other matters being considered at the Meeting, abstentions will have the same effect as a vote against the matter and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

     All shares represented by valid proxies will be voted in accordance with the instructions contained thereon. As to the election of the directors, the proxy will be voted in favor of the nominees for director named herein unless a direction is indicated to withhold authority to vote for either of the listed nominees. As to the approval of the amendment to the Plan, approval of the amendment to the Company's Certificate of Incorporation and confirmation of the appointment of independent auditors, the proxy will be voted in favor of each such proposal unless a direction is given to vote against or to abstain from voting thereon. Any stockholder executing and returning a proxy has the power to revoke it at any time before its exercise (i) by filing with the Secretary of the Company a written instruction revoking it, (ii) by submitting a later dated proxy or (iii) by attending the Meeting and voting in person.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's By-laws provide that the Board of Directors shall be divided into three Classes as nearly equal as may be possible with terms of office having staggered expiration dates. In accordance with the Company's By-laws, the Board of Directors has fixed the number of directors of the Company at six. At the Meeting, the stockholders will be asked to elect two directors to the Class having a three-year term which expires at the 2000 Annual Meeting. The four other directors, constituting the members of the two Classes whose terms of office expire at the 1998 and 1999 Annual Meetings, will not be nominees for election at the Meeting, and will continue in office until the expiration of their respective terms.

                   Nominees for Election to Office for a term
                       expiring at the 2000 Annual Meeting

STANLEY J. LEIFER, 67, Vice President, Marketing for Braunstein Co. Inc., a manufacturer of jewelry, since June 1995. Mr. Leifer was Vice President, Marketing for Paul H. Gesswein Co., a distributor of tools, equipment and supplies for the manufacturing of jewelry, from March 1992 until June 1995. From March 1990 until March 1992, Mr. Leifer served as Vice President, Marketing for CitiTraffic, a traffic information service. Mr. Leifer was first elected a director in 1973 and presently serves on the Audit Committee.

DONALD A. McMAHON, 66, private investor. Mr. McMahon was formerly the President and Chief Executive Officer of Royal Crown Corporation, Inc. from 1975 to 1985 and the President of Baker Industries from 1970 to 1974. Mr. McMahon currently serves as a director of Intelligent Systems Corp. and Norrell Corporation. Mr McMahon is standing for election as a director of the Company for the first time.

                   Directors to continue in Office for a term
                       expiring at the 1998 Annual Meeting

THOMAS J. HILB, 59, Chairman of the Board and Chief Executive  Officer of Hilb &
     Co., Inc., a holding company (1982 to date). Mr. Hilb was first elected as a director in 1973 and presently serves on the Audit and Compensation Committees.

PETER A. WHITE, 52, Founder and President of International Skye, a consulting and educational firm whose clients include businesses, individuals and families of significant means. Mr. White practiced law, serving until 1986 as a partner in the firm of Fulbright & Jaworski. Mr. White was appointed as a director in 1996.

                   Directors to continue in Office for a term
                       expiring at the 1999 Annual Meeting

FRED R. SULLIVAN,  82, Chairman of the Board and Chief Executive  Officer of the
     Company since May 1989. Formerly Chairman and President of Interim Systems Corporation, a supplier of temporary personnel and health care services (September 1987-December 1990). Prior to 1987, Mr. Sullivan was Chairman of the Board and President of Kidde, Inc., a multi-market manufacturing and service organization. Currently director of Sequa Corporation. Mr. Sullivan served as a director of the Company from 1977 to 1980 and since 1981. Mr. Sullivan presently serves on the Executive Committee.

NORMAN E. ALEXANDER, 83, Chairman of the Board and Chief Executive Officer of Sequa Corporation, a company that manufactures, repairs and coats components of gas turbine engines and produces military electro-optics and machinery for the manufacture and printing of seamless aluminum beverage cans. Mr. Alexander presently serves on the Executive Committee. He also currently serves as a director of Chock Full O'Nuts Corporation.

                        BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held four meetings in calendar 1996. Each director attended 100% of the aggregate number of meetings of the Board and committees on which he served during 1996.

     The Company has Audit, Executive and Compensation Committees. The Board does not have a Nominating Committee. The Audit Committee met four times in 1996. The Compensation Committee met twice in 1996. The Executive Committee did not meet in 1996.

     The principal functions of the Audit Committee are to make recommendations to the Board as to the engagement of independent auditors, to review the scope of the audit and the auditors' fees, to discuss the results of the audit with the independent auditors and determine what action, if any, is required with respect to Richton's internal controls and to make a general review of developments in financial reporting and accounting. In addition, the Audit Committee reviews, considers and reports to the Board of Directors with respect to any transactions which could involve actual or potential conflicts of interest between the Company and any of its officers, directors, or affiliates. The members of the Audit Committee are Thomas J. Hilb and Stanley J. Leifer.

     The Compensation Committee reviews and approves employment agreements with, and annual salaries, bonuses, profit participation and other compensation of, executives of the Company, and administers and grants benefits under the Company's Long Term Incentive Plan. The members of the Compensation Committee currently are Thomas J. Hilb and Philippe Gutzwiller.


Director Compensation

     Each Director who was not compensated as an officer of the Company received compensation in an amount of $14,000 for 1996, except Peter A. White who became a director in October, 1996 and received $8,000.

                             PRINCIPAL STOCKHOLDERS

     The following table shows certain information with respect to beneficial ownership of shares of the Common Stock as of March 17, 1997 by all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding shares:

                                                     Shares
                                                  Beneficially       Percent
     Name & Address of Beneficial Owner               Owned        of Class (1)
     --------------------------------              ----------       --------
     Fred R. Sullivan ...........................   1,581,197(2)       46.4%
     c/o Richton International Corporation
     340 Main Street
     Madison, New Jersey 07940

     The Franc M. Ricciardi Residuary Trust .....     208,923(3)        7.1%
     c/o Richton International Corporation
     340 Main Street
     Madison, New Jersey 07940

     The Hodas Family Limited Partnership .......     151,000           5.1%
     1887 Pine Ridge Lane
     Bloomfield Hills, Michigan 48302

     Fred A. Sullivan 1987 Lifetime Trust (4) ...     350,000          11.9%
     c/o Joel S. Ehrenkranz, Esq.
     Ehrenkranz & Ehrenkranz LLP
     375 Park Avenue
     New York, New York 10152

----------
(1) In determining the percent of class, shares which could be acquired through the exercise of stock options and warrants that are presently exercisable or exercisable within 60 days are deemed outstanding for the purpose of computing that person's, but only that person's, percentage.

(2) Includes 208,923 shares owned by the Franc M. Ricciardi Residuary Trust, of which Mr. Fred R. Sullivan is the sole trustee, 120,000 shares which may be acquired through the exercise of stock options of which 115,000 are currently exercisable and 336,250 shares which may be acquired through the exercise of warrants which are currently exercisable. Does not include 350,000 shares owned by the Fred A. Sullivan 1987 Lifetime Trust nor 9,000 shares owned by Mr. Sullivan's wife, as to each of which Mr. Fred R. Sullivan disclaims beneficial ownership.

(3) Does not include 62,107 shares owned directly by Mrs. Rosemarie S. Ricciardi, widow of Franc M. Ricciardi.

(4) Joel S. Ehrenkranz, Esq. is the sole trustee of such trust and Fred A. Sullivan is the sole beneficiary of the trust. Fred A. Sullivan is the son of Fred R. Sullivan. Does not include 5,000 shares owned individually by Fred A. Sullivan.

              SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICER

     The following table sets forth information regarding beneficial ownership of the Common Stock, as of March 17, 1997, by the directors, the two most highly compensated executive officers and by the directors and executive officers as a group:

                                           Shared Beneficially    Percent of
     Beneficial Owner                             Owned            Class(1)
     ---------------                        -----------------      ---------
     Fred R. Sullivan ....................     1,581,197(2)          46.4%
     Norman E. Alexander .................         5,000                *
     Philippe Gutzwiller .................        16,618                *
     Stanley J. Leifer ...................        15,451                *
     Thomas J. Hilb ......................        51,137              1.7%
     Peter A. White ......................         2,500
     Cornelius F. Griffin ................        97,000(3)           3.2%
     All Directors and Officers
       as a group (8 persons) ............     1,771,203(4)          50.8%

----------
*    Less than one percent (1%).

(1) In determining the percent of class, shares which could be acquired through the exercise of stock options and warrants that are presently exercisable or exercisable within 60 days are deemed outstanding for the purpose of computing that person's, but only that person's, percentage.

(2) Includes 208,923 shares owned by the Franc M. Ricciardi Residuary Trust, of which Mr. Fred R. Sullivan is the sole trustee, 120,000 shares which may be acquired through the exercise of stock options of which 115,000 are currently exercisable and 336,250 shares which may be acquired through the exercise of warrants which are currently exercisable. Does not include 350,000 shares owned by the Fred A. Sullivan 1987 Lifetime Trust nor 9,000 shares owned by Mr. Sullivan's wife, as to each of which Mr. Fred R. Sullivan disclaims beneficial ownership.

(3) Includes 80,000 shares which may be acquired through the exercise of stock options, all of which are currently exercisable.

(4) Includes (i) 208,923 shares owned by the Franc M. Ricciardi Residuary Trust of which Fred R. Sullivan, Chairman of the Board and Chief Executive Officer of the Company, is sole trustee, (ii) 200,000 shares which may be acquired through the exercise of stock options of which 195,000 are currently exercisable and (iii) 336,250 shares which may be acquired through the exercise of warrants which are currently exercisable.

             COMPENSATION OF EXECUTIVE OFFICERS AND RELATED MATTERS

     The following table sets forth the compensation information for the Company's Chief Executive Officer and the only other executive officer of the Company whose total compensation exceeds $100,000 (the "named executives") for the three fiscal years ended December 31, 1996:

                           Summary Compensation Table

                                                                     Long Term
                                                                    Compensation
                                           Annual Compensation         Awards
                                         ----------------------      -----------
                                                                     Securities
Name and                                                             Underlying
Principal Position             Year      Salary          Bonus         Options
---------------                ----      ------         -------       ---------
Fred R. Sullivan ............  1996     $100,000       $150,000         5,000
Chairman and                   1995      100,000(1)                    10,000
Chief Executive Officer        1994      100,000(1)                    50,000

Cornelius F. Griffin ........  1996     $142,000       $ 25,000            --
Vice President and             1995      125,000                           --
Chief Financial Officer        1994      125,000                       10,000

----------
(1) In 1995, Mr. Sullivan agreed to accept 18,745 shares of the Company's common stock in lieu of $75,000 of the $100,000 of salary owed to him for 1995. In 1994, Mr. Sullivan agreed to accept 44,389 shares of the Company's common stock in lieu of the $100,000 of salary owed to him for 1994. The shares of the common stock were valued at an average price of $2.98 and $2.14 per share for 1995 and 1994, respectively, which approximated current market price at the time of issuance.

                        Option Grants in Last Fiscal Year

     The following table summarizes option grants during the fiscal year ended December 31, 1996 to the named executives:


                                             Pecent of                                          Value at
                                           Total Options   Exercise                         Assumed Rates of
                                            Granted to      or Base                        Stock Appreciation
                              Options      Employees in      Price      Expiration             for Option
       Name                 Granted(#)      Fiscal Year     ($/Sh)         Date                 Term (1)
                                                                                          5%($)        10%($)
---------------------------------------------------------------------------------------------------------------
Fred R. Sullivan .......     5,000(2)          100          $5.02      Dec. 9, 2001       $6,935       $15,324

-----------
(1) The dollar amounts under these columns are the result of calculations at 5% and 10% rates, as set by the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company's common stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.

(2) These incentive stock options were granted pursuant to the Company's 1990 Long-Term Incentive Plan and become exercisable in full on a date six months immediately following the date of grant. The options have a term of five years.

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                                Value of Unexercised
                              Share Acquired    Value Realized      Number of Unexercised         the-Money Options
                              On Exercise(#)          ($)          Options at Year End (#)        at Year End($)(1)
Name                                                              Exercisable/Unexercisable   Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------------
Fred R. Sullivan ...........        -0-               -0-                115,000/5,000                271,000/0
Cornelius F. Griffin .......        -0-               -0-                  80,000/0                   205,000/0

----------
(1) Value is the difference between the market value of the Company's common stock on December 31, 1996 and the exercise price. The market price on December 31, 1996 was $4.50 per share.

                       DEFINED BENEFIT OR ACTUARIAL PLANS

     The Company maintained a Retirement Plan for Salaried Employees of Richton International Corporation (the "Plan"), a noncontributory, defined retirement benefit plan. Effective January 1, 1995, the Plan was frozen and neither of the named executive officers is currently accruing benefits under the Plan. The Company subsequently decided, effective December 31, 1995, to terminate the Plan. It is anticipated that upon distribution of Plan assets, Messrs. Sullivan and Griffin will receive approximately $120,000 and $400,000, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following persons served on the Compensation Committee during the last completed calendar year: Thomas J. Hilb and Philippe Gutzwiller. No member of the Compensation Committee had any relationship constituting an interlock or insider participation under Item 402(j) of Regulation S-K.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The overall objectives of the Company's compensation program are to attract and retain the best possible executive talent.

     The primary element of the Company's compensation program consists of fixed compensation in the form of base salary and discretionary cash bonus. Another element of the Company's compensation program consists of variable compensation in the form of stock option awards. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Sullivan, the Company's chief executive officer, are discussed below.

     Base Salaries. Base salaries for executive officers are determined based upon the Compensation Committee's evaluation of the responsibilities of the position held, the experience of the individual, reference to historical levels of salary paid by the Company, the cash flow needs of the Company and the relative performance of the Company.

     Cash  Bonus.   When  appropriate  in  light  of  the  prevailing   business
conditions, the Compensation Committee approves a grant of a cash bonus to certain executive officers. In determining whether to award such bonuses and the amounts of any such bonuses, the Compensation Committee considers those factors that it deems most relevant at the time, including the executive officer's performance, subjectively determined, for the year.

     Incentive Compensation Awards. The third component of executives' compensation is stock options. Stock options reflect the Company's desire to provide an equity incentive for the executive officers to have the Company prosper over the long term. The exercise price of stock options is set at a price equal to the market price of the Common Stock at the time of the grant. In the case of Mr. Sullivan, the options granted to him are at a price equal to 110% of the market price of the Common Stock at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Common Stock rises. The number of stock options in any year is based upon the discretion of the Compensation Committee. In 1996, the Compensation Committee granted options for 5,000 shares to Mr. Sullivan, which was the limit of options available for grant under the Company's stock option plan.

     Chief Executive Officer Compensation. In setting Mr. Sullivan's compensation, the Compensation Committee considered factors such as individual performance (without reference to any specific performance-related targets) and individual experience and expertise, subject, however, to the Compensation Committee's intention to continue to provide Mr. Sullivan with a base salary which the Compensation Committee considers to be low relative to what it believes to be the compensation levels of chief executives of other comparable companies (generally, privately held companies of similar size in the industry and not the companies included in the peer group index) and subject to the cash flow needs of the Company. No particular weight is given by the Compensation Committee to any of the foregoing factors. In making these awards to Mr. Sullivan in 1996, the Compensation Committee also took into account all the factors described in "Base Salaries" above.

     The Compensation Committee intends to limit executive compensation in order to maximize cash flow and to ensure full deductibility of compensation in light of the limitation on the deductibility of certain compensation in excess of one million dollars under Section 162(m) of the Code. Based on current levels of base salary, the Compensation Committee recommended no adjustment with respect to compensation in light of these limitations. The Compensation Committee considers it unlikely that the limitations will apply to compensation of its executive officers in the near future.



                                       The Compensation Committee
                                       of the Board of Directors

                                       Thomas J. Hilb, Chairman
                                       Philippe Gutzwiller

                                PERFORMANCE GRAPH

     The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 on January 1, 1992 in each of (i) the Common Stock, (ii) the American Stock Exchange Market Value Index and (iii) a market capitalization peer group of companies which are traded on the American Stock Exchange.

 [The following table was represented by a line graph in the printed material]

   Comparison of 5-Year Total Return Among Richton International Corporation,
                     AMEX Market Index and Peer Group Index

                                                                   Fiscal Year Ending
                                         ----------------------------------------------------------------------
Company                                  1991         1992        1993         1994         1995         1996
----------                               ----         ----        ----         ----         ----         ----
Richton International Corporation         100        92.86       121.43        203,57       192.86       257.14
Peer Group                                100        75.00        83.52         51.75        44.66        50.96
AMEX Market                               100       101.37       120.44        106.39       137.13       144.70

----------
(1) Includes B&H Ocean Carriers Ltd., Calton Inc., Environmental Tectonics, Goldfield Corp., Independent Bankshares, Kinark Corp., Morgan's Foods Inc., Pacific Gateway Properties, Randers Group Inc., Servotronics Inc., Team Inc., and Thermwood CP. The Company does not believe it can reasonably identify a peer group on an industry or line-of-business basis. Two companies that were included in the peer group index last year have been omitted this year. Mem Company Inc. has been acquired and is no longer traded on the American Stock Exchange and PS Business Parks In CLA has been delisted from the American Stock Exchange. Accordingly, information with respect to these companies is no longer available.

                     RELATED TRANSACTIONS AND OTHER MATTERS

     In October 1993, Fred R. Sullivan, Chairman of the Board of Directors and Chief Executive Officer of the Company, loaned the Company $1,181,250 pursuant to an unsecured promissory note which is subordinate to certain indebtedness. The note bears interest at the rate of nine percent (9%) per annum, payable quarterly, and provides for payment of principal in ten semi-annual installments commencing in April 1996. In connection with such loan, Mr. Sullivan was issued warrants to acquire 236,250 shares of the Company's Common Stock at an exercise price of $1.375 per share. Mr. Sullivan, on July 1, 1994, agreed to receive 36,174 shares of Common Stock in lieu of interest owed to him through July 1, 1994. Subsequently, on September 30, 1994 and February 16, 1995, Mr. Sullivan agreed to receive an aggregate of 21,261 shares of Common Stock at the then current market price in lieu of interest owed to him for the six months ended December 31, 1994. In addition, during 1995, Mr. Sullivan agreed to receive 21,794 shares of Common Stock at the then current market price in lieu of interest owed to him by the Company for the nine month period ended September 30, 1995.

     In March 1995, Mr. Sullivan loaned the Company $1.0 million pursuant to an unsecured subordinated promissory note. The note bears interest at the rate of ten percent (10%) per annum, payable quarterly, and provides for payment of principal in ten semi-annual installments commencing October 1996. In connection with such loan, Mr. Sullivan was issued warrants to acquire 100,000 shares of the Company's common stock at an exercise price of $3.00 per share. During 1996, the Company paid Mr. Sullivan $48,919 and $336,250, representing the interest and principal respectively, due on the outstanding notes.

     In June 1992, in connection with a civil proceeding brought by the Securities and Exchange Commission, Mr. Sullivan consented to the entry of a judgment pursuant to which he agreed, without admitting or denying the allegations, to be enjoined from violations of Section 10(b) of the Securities Exchange Act of 1934.

                                   PROPOSAL 2

         APPROVAL OF PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED CAPITAL STOCK

     The Company is presently authorized to issue 4,500,000 shares of capital stock, of which 4,000,000 shares are Common Stock, $.10 par value per share, and 500,000 shares are Preferred Stock, $1.00 par value per share. The Company has not issued any of the Preferred Stock.

     During the past five years the Company has issued the equivalent of 317,974 shares of its Common Stock, with (i) 150,000 shares issued through private equity offerings and (ii) 167,974 shares issued in lieu of salaries and interest owed to the Company's Chairman of the Board and Chief Executive Officer. After considering the requirements for existing and proposed reservations of shares for the purpose of stock options and warrants, the Company has approximately 300,000 remaining authorized unreserved shares of Common Stock (exclusive of 138,900 shares currently held in Treasury). Therefore, the Board of Directors believes it is appropriate to have additional authorized shares of Common Stock available. Accordingly, the Board of Directors has recommended that the stockholders approve an amendment to Article Fourth of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 4,000,000 shares, $.10 par value per share, to 6,000,000 shares, $.10 par value per share (the "Proposed Amendment"). The Proposed Amendment would increase the number of authorized unreserved shares of Common Stock available for future issuance to approximately 2,300,000.

                        The Board of Directors recommends
                            a vote FOR this proposal.

     The Board of Directors believes that it is necessary to have the additional authorized shares of Common Stock available for possible future stock dividends, stock splits, employee benefit plans (including the proposed increase of shares of Common Stock available under the Plan, see "Approval of an Amendment to the 1990 Long-Term Incentive Plan"), financing and acquisition transactions, and other general corporate purposes. No further action of authorization by the stockholders would be necessary prior to the issuance of the additional shares authorized by the Proposed Amendment unless required in a particular transaction by applicable provision of the Company's Certificate of Incorporation, by laws, or by the regulations of a stock exchange or other regulatory agency. While increasing the number of such authorized shares will not affect stockholders' present percentage ownership of the Common Stock of the Company, any issuance of additional shares may occur at such times and under such conditions as may result in a dilution of such percentage ownership. The Company's stockholders do not have pre-emptive or other rights to subscribe for any of the Company's securities, and they will not have any such rights with respect to the additional shares of Common Stock proposed to be authorized.

     The increase in authorized Common Stock might be considered as having the effect of discouraging any attempt by another person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of any shares could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company. The Proposed Amendment is not the result of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. Moreover, the Proposed Amendment is not part of a plan by management to adopt a series of amendments to the Company's Certificate of Incorporation or By-laws, and management has no current intention to propose anti-takeover measures in future proxy solicitations.

     The Company's existing Certificate of Incorporation and By-laws also include certain other provisions which could be characterized as having an anti-takeover effect. For example, the Certificate of Incorporation and By-laws classify the Board of Directors into three classes of directors with staggered terms of office, provide that Board vacancies may be filled by the directors remaining in office, provide that the number of directors shall be determined by the Board of Directors and provide that special meetings of shareholders may be called only by the Chairman of the Board or by a majority of the directors. The Company's Certificate of Incorporation also requires the affirmative vote or consent of the holders of four-fifths of all classes of stock of the Company entitled to vote in the election of directors in order for there to be consummated specified business combinations with certain shareholders. The Company's Certificate of Incorporation does not permit cumulative voting in the election of directors. The Company has also adopted a shareholder rights plan pursuant to the Rights Agreement, dated as of January 26, 1988, as thereafter amended, between the Company and First Jersey National Bank, N.A. which could have a deterrent effect against a takeover of the Company.

     The following is the text of the first paragraph of Article Fourth of the Certificate of Incorporation of the Company as proposed to be amended:

          FOURTH: The total number of shares which the Corporation is authorized to issue is 6,500,000 which are divided into 6,000,000 shares of Common Stock, par value $.10 per share ("Common Stock") and 500,000 shares of Preferred Stock, par value $1.00 per share ("Preferred Stock").

     The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for the adoption of the Proposed Amendment. The Board of Directors recommends a vote FOR adoption of the Proposed Amendment.

                                   PROPOSAL 3

          APPROVAL OF AN AMENDMENT TO THE 1990 LONG-TERM INCENTIVE PLAN

     The Board of Directors has previously adopted the 1990 Long-Term Incentive Plan (the "Plan"). The Board of Directors believes that the Plan remains desirable to attract and retain executives and other key employees and consultants of the Company. However, no shares remain available for issuance under the Plan at this time. Accordingly, the Board has adopted, subject to stockholder approval, an amendment to the Plan to increase the total shares of Common Stock available for issuance under the Plan by 140,000 shares for use in connection with the issuance of nonqualified and incentive stock options, restricted stock grants and limited stock appreciation rights to key employees (including officers) and consultants who render significant services to the Company and its subsidiaries. If approved, the additional shares will increase the available shares reserved for issuance under the Plan to 415,000 shares. At present, approximately ten persons would be eligible to receive awards under the Plan. To date, options covering 275,000 shares have been granted under the Plan.

                        The Board of Directors recommends
                            a vote FOR this proposal.

Summary of Material Provisions of the Plan

     The purpose of the Plan is to provide management with sufficient flexibility regarding the forms of incentive compensation that the Company will have at its disposal in rewarding employees and consultants who render significant services to the Company by offering key personnel equity ownership in the Company.

     The Plan, as proposed to be amended and restated, is printed in full and attached to this Proxy Statement as Exhibit A, and is incorporated herein by reference. The Plan summary contained herein is qualified in its entirety by reference to the full text of the Plan.

     The Plan is administered by the Compensation Committee (the "Committee"), which shall consist of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Committee shall have full authority, subject to the provisions of the Plan, among other things, to determine the persons to whom stock options, limited stock appreciation rights or restricted stock awards (collectively, "Awards") will be granted, to determine the exercise price of the stock options, to determine terms and conditions of Awards and to prescribe, amend and rescind rules and regulations relating to the Plan.

     Grants of Awards may be made under the Plan to key employees and consultants of the Company and its subsidiaries, in the discretion of the Committee. Stock options may be either "incentive stock options," as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. The exercise price of a stock option may not be less than the fair market value per share of Common Stock on the date of grant. Stock options shall be exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable Award agreement. The exercise period shall be determined by the Committee; provided, however, that in the case of an incentive stock option, such exercise period shall not exceed ten years from the date of grant of such incentive stock option and in the case of nonqualified stock options, such exercise period may not exceed ten years and one day.

     In the event that the employment or service of a grantee shall terminate (other than by reason of death, disability or cause), all stock options that are not exercisable at the time of such termination shall terminate and all stock options that are exercisable at the time of such termination may be exercised for a period of three months immediately following such termination (but in no case after the stock options expire in accordance with their terms). In the event that the employment or service of a grantee shall be terminated for cause, all stock options held by the grantee at the time of such termination shall terminate. In the event that the employment or service of a grantee shall terminate by reason of death or disability, all stock options that are not exercisable at the time of such termination shall terminate and all stock options that are exercisable at the time of such termination may be exercised for a period of one year immediately following such termination (but in no case after the stock options expire in accordance with their terms).

     Incentive stock options will be designed to comply with the provisions of the Code, and will be subject to restrictions contained in the Code. Incentive stock options will be granted at not less than fair market value of the stock subject to the option on the date of grant and will extend for a term of up to ten years. Incentive stock options granted to any person who owns more than 10% of the combined voting power of the Company's outstanding securities must be granted at prices that are not less than 110% of fair market value and may not extend for more than five years.

     Limited stock appreciation rights may be granted in tandem with stock options. A limited stock appreciation right is a right to be paid an amount equal to the excess of the fair market value of a share of Common Stock on the date the limited stock appreciation right is exercised over the exercise price of the related stock option, with payment to be made in cash. Limited stock appreciation rights may only be exercised during a sixty-day period immediately following certain events specified in the Plan (generally relating to certain corporate transactions).

     The purchase price of Common Stock purchased upon the exercise of a stock option may be paid in cash or, in the discretion of the Committee, by delivery of Common Stock owned by the grantee or in combination of cash and Common Stock.

     Restricted stock may be granted to participants. The Committee may provide that a restricted stock award will vest upon the satisfaction of certain restrictions, including restrictions based on service. In general, restricted shares may not be sold, transferred or hypothecated, and the stock will be placed in escrow, until restrictions are removed or expire. Grantees of restricted stock shall have voting rights and receive dividends prior to the time when restrictions lapse.

     Awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution. The Plan may, at any time and from time to time, be altered, amended, suspended, or terminated by the Board of Directors, in whole or in part; provided that, any amendment increasing the number of shares subject to the Plan, extending the duration of the Plan or changing categories of persons who are eligible to receive Awards under the Plan, shall not be effective unless approved by the requisite vote of stockholders. In addition, no amendment may be made which adversely affects any of the rights of a grantee under any Award theretofore granted, without such grantee's consent. Unless terminated earlier by the Board of Directors, the Plan will expire on June 11, 2000.

     The benefits to be derived from the Plan to the eligible participating individuals and groups cannot be estimated, as grants will be made in the sole discretion of the Committee, based on a variety of factors.

                Certain Federal Income Tax Consequences of Awards

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to Awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Options.

     Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of a nonqualified stock option and the Company will not be entitled to a tax deduction with respect to the grant of a nonqualified stock option. Upon exercise, the excess of the fair market value of a share of Common Stock on the exercise date over the option exercise price will be taxable as ordinary income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such ordinary income.

     In the event of a sale of a share of Common Stock received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock is more than one year.

     Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below. The amount by which the fair market value of the Common Stock on the exercise date of an incentive stock option exceeds the exercise price generally will increase the optionee's "alternative minimum taxable income."

     A sale or exchange by an optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

     Exercise with Shares.  If an optionee uses  previously  acquired  shares of
Common Stock to pay the exercise price of an option, the optionee would not ordinarily recognize any taxable income to the extent that the number of new shares of Common Stock received upon exercise of the option does not exceed the number of previously acquired shares so used. If non-recognition treatment applies to the payment for option shares with previously acquired shares, the tax basis of the option shares received without recognition of taxable income is the same as the basis of the shares surrendered as payment. In the case of an incentive stock option, if a greater number of shares of Common Stock is received upon exercise than the number of shares surrendered in payment of the option price, such excess shares will have a zero basis in the hands of the holder. Where a nonqualified stock option is being exercised, the option holder will be required to include in gross income (and the Company will be entitled to deduct) an amount equal to the fair market value of the additional shares on the date the option is exercised less any cash paid for the shares. Moreover, if the stock previously acquired by exercise of an incentive stock option is transferred in connection with the exercise of another option whether or not an incentive stock option, and if, at the time of such transfer, the stock so transferred has not been held for the holding period required in order to receive favorable treatment under the rules governing incentive stock option, then such transfer will be treated as a disqualifying disposition of the shares so transferred.

     LSARs. The grant of LSARs in accordance with the terms of the Plan generally will not result in the recognition of income by the holder at the time of the grant nor will the Company be entitled to a deduction for tax purposes at such time. The amount of any cash received upon the exercise of LSARs will be taxable as ordinary income in the year of receipt and the Company will generally be entitled to a deduction for such amount.

     Restricted Stock Grant Agreements. The grant of shares pursuant to restricted stock grant agreements will not be taxable to the recipient until the termination of the restricted period with respect thereto, unless the recipient makes an election under Section 83(b) of the Code (the "Section 83(b) election"), within 30 days after the shares are issued, to be taxed on the award at the time it is made. If a Section 83(b) election is not made, the recipient will recognize ordinary income in the year of termination of the restricted period equal to the fair market value of the shares at the time of termination of the restricted period (less any amount paid for the shares). If a Section 83(b) election is made, the recipient will recognized by the recipient on the receipt of the shares in the year in which such recipient recognizes such income. The disposition of the shares following the termination of the restricted period will result in tax consequences similar to the disposition of shares acquired upon exercise of nonqualified stock options.

                                   PROPOSAL 4

                            CONFIRMATION OF AUDITORS

     The Board of Directors of Richton has appointed Arthur Andersen & Co. L.L.P. ("Arthur Andersen") as the Company's independent auditors for the calendar year ending December 31, 1997 and seeks confirmation by the stockholders with respect to this appointment. If the appointment of Arthur Andersen is not confirmed by stockholders, such appointment will be resubmitted to the Board of Directors for further consideration.

     Arthur Andersen has acted an independent auditors of Richton since fiscal 1970. During the fiscal year ended December 31, 1996, Arthur Andersen rendered audit services to the Company consisting of the examination of the Company's financial statements and consultation and assistance in connection with filing the Company's Annual Report on Form 10-K with the Securities and Exchange Commission.

     One or more representatives of Arthur Andersen will be available at the Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

                        The Board of Directors recommends
                            a vote FOR this proposal.

                  SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1998
                         ANNUAL MEETING OF STOCKHOLDERS

     Under the proxy rules of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year's proxy statement must be received by the Company by November 19, 1997. These proposals should be sent to the Secretary of the Company at 340 Main Street, Madison, New Jersey 07940.

                                  MISCELLANEOUS

Other Matters

     Management knows of no matters other than the foregoing to be brought before the Meeting, but if such other matters properly come before the Meeting, or any adjournment or postponement thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Annual Report on Form 10-K

     A copy of the Company's Annual Report, which includes a copy of Form 10-K for the fiscal year ended December 31, 1996, accompanies this Proxy Statement. The Company will provide copies of any exhibits to the Form 10-K to each stockholder of record as of the Record Date, upon request of such person and such person's payment of the Company's reasonable expenses of furnishing such exhibit.

Solicitation of Proxies

     The entire cost of the solicitation of proxies will be borne by the Company. The Company has retained Georgeson & Company Inc. to solicit proxies in the form enclosed and will pay such firm a fee of approximately $6,500. In addition, proxies may be solicited by directors, officers and regular employees of Richton, without extra compensation, by telephone, telegraph, facsimile transmission, mail or personal interview. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

        EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE
       ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN
              IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                        By Order of the Board of Directors

                                        FRED R. SULLIVAN
                                        Chairman of the Board

Madison, New Jersey
March 19, 1997

                                                                      Appendix A

                        RICHTON INTERNATIONAL CORPORATION

                          1990 LONG-TERM INCENTIVE PLAN


1.  Purpose

     The purpose of the 1990 Long-Term Incentive Plan (the "Long-Term Plan") of Richton International Corporation (the "Company") is to provide an incentive to key employees and consultants whose present and potential contributions to the Company and its Subsidiaries (as such term is defined in Section 2 below) are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose will be effected through (a) the granting of stock options and limited stock appreciation rights and (b) the grant of shares of Common Stock, $.10 par value per share, of the Company ("Common Stock"), pursuant to restricted stock grant agreements (collectively, such rights, options and grants of shares are referred to herein as "Awards"). Stock options may be granted under the Long-Term Plan which qualify as "Incentive Stock Options" under Section 422A of the Internal Revenue Code of 1986, as it may be hereafter amended (the "Code"). Such options are sometimes referred to as an "ISO" or collectively as "ISOs."

2.  Eligibility

     Awards may be made or granted to key employees and consultants who are deemed to have rendered significant services to the Company or its Subsidiaries and who are deemed to have the potential to contribute to the future success of the Company (such eligible persons being referred to herein as "Eligible Participants"). The term "employees" shall include officers who are employees of the Company or of a Subsidiary, as well as other employees of the Company and its Subsidiaries. A director of the Company or of any Subsidiary who is not also an employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Long-Term Plan. No ISO shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the employer corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer corporation, provided, however, that an ISO may be granted to such an employee, if at the time such ISO is granted, the option price is at least 110 percent of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 7(a) hereof) and such ISO, by its terms, is not exercisable after the expiration of five years from the date such option is granted. The terms "Subsidiary" and "Parent" as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to employees or consultants who hold or have held options, rights or shares under this Long-Term Plan or any other plans of the Company.

3.  Stock Subject to the Plan

     The shares that may be issued upon exercise of options and rights and which may be sold under the Long-Term Plan shall not exceed in the aggregate 125,000 shares of Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 10 hereof. Such shares may be authorized and unissued shares, or treasury shares purchased by the Company and reserved for issuance under the Long-Term Plan. If a stock option for any reason expires or is terminated without having been exercised in full, or if shares issued pursuant to restricted stock grant agreements are forfeited to the Company in accordance with the terms thereof, those shares relating to an unexercised stock option or shares which have been forfeited shall again become available for grant under the Long-Term Plan.

4.  Awards under the Plan

     Awards under the Long-Term Plan may be of three types. They are: "stock options," "limited stock appreciation rights" and "restricted stock grants." An option, including an ISO, is a right to purchase Common Stock in accordance with
Section 7 hereof. A "limited stock appreciation right" is a right given to a holder of a stock option to receive, upon surrender of all or a portion of his stock option, without payment of cash or property to the Company, an amount of cash, determined pursuant to a formula in accordance with Section 8 hereof, and which is exercisable only upon the terms, conditions and restrictions set forth in Section 8 hereof. A "restricted stock grant" is the grant of Common Stock, which is nontransferable, and subject to substantial risk of forfeiture, until specific conditions, based on continuing employment, are met.

5.  Administration

     (a) Procedure. The Long-Term Plan shall be administered by a Committee of the Board of Directors, each member of which shall be a "disinterested person" as such term is or shall be defined in Rule 16b-3 (or any successor provision to such rule) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Committee"). The number of directors serving on the Committee at any time shall be at least the number necessary to satisfy the requirements for "Disinterested Administrators" or "Disinterested Administration" under Rule 16b-3 (or any successor provision to such rule). Committee members shall serve for such term as the Board of Directors shall determine, and shall be subject to removal at any time by the Board of Directors. Members of the Committee will not be eligible for selection to receive Awards pursuant to the Long-Term Plan or any other plan of the Company.

     (b) Powers of the  Committee.  Subject to the  provisions  of the Long-Term
Plan, the Committee shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable pursuant to each stock option or restricted stock grant agreement; (iv) to construe and interpret the Long-Term Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Long-Term Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the Long-Term Plan.

6.  Duration of the Plan

     The Long-Term Plan shall be subject to the affirmative vote of stockholders holding a majority of the number of shares of Stock of the Company entitled to vote. The Long-Term Plan shall remain in effect (with respect to grants of Awards) for a term of ten (10) years from June 12, 1990 (the date of adoption by the Board of Directors) unless sooner terminated under Section 18 hereof; provided, however, that the terms of the Long-Term Plan shall thereafter remain in effect with respect to Awards granted during such period which have not expired, or whose forfeiture provisions have not lapsed, prior to the termination of the Long-Term Plan. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Long-Term Plan pursuant to Section 18 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Long-Term Plan had not been amended or terminated.

7.  Options

     Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Long-Term Plan, as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

     (a) Option Price; Number of Shares. The option price, which shall be approved by the Committee, shall in no event be less than one hundred percent (100%) of the fair market value of the Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the Long-Term Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per-share closing price of the Common Stock on the principal securities exchange (presently the American Stock Exchange) on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is not traded on a national securities exchange or the NMS but is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the mean between the per-share closing bid and asked prices of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid and asked prices for such date of grant, then the last preceding business day on which there were reported closing bid and asked prices); or (iii) if the Common Stock is traded in the over-the-counter market, but bid and asked quotations are not published on NASDAQ, the mean between the closing bid and asked prices per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

     The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Long-Term Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $100,000 under all plans of the Company or its Parents or Subsidiaries. To the extent the aggregate fair market value (determined at the time of grant) of stock with respect to which ISOs first become exercisable by an option holder during any calendar year exceeds $100,000, such options will be treated as non-qualified stock options.

     (b) Restrictions on Transfer and Exercise. Options issued pursuant to the Plan (i) shall not be exercisable for at least six months from the date of grant, (ii) shall not be transferable other than by will or the laws of descent and distribution and (iii) shall be exercisable during the optionee's life only by the optionee or, in case of the optionee's disability, the optionee's guardian or legal representative.

     (c) Terms and Conditions. Subject to the provisions of paragraph 7(b), at the time an option is granted, the Committee will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "Waiting Period.") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised, which for an ISO, shall not be more than ten (10) years from the date of grant or, for a non-ISO, shall not be more than ten (10) years and one (1) day from the date of grant. (Any of such periods is referred to herein as the "Exercise Period.")

     (d) Form and Time of Payment. Stock purchased pursuant to exercise of an option shall be paid for at the time of purchase either in cash or by certified check or, in the discretion of the Committee, as set forth in the stock option agreement (i) in lieu of cash, through the delivery of shares of Common Stock valued at their fair market value on the date of exercise, or (ii) in a combination of cash and shares of Common Stock. Upon receipt of payment, the Company shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, deliver to the option holder (or such other person) a certificate or certificates for the shares so purchased.

     (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Company or of any of its Subsidiaries for any reason other than permanent disability (as such term may be defined in the Code and as determined by the Committee) or death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of up to three months from the date of termination, but in no event may the option be exercised after the expiration of the Exercise Period; provided, however, that if the Committee shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of termination. In the event of the death of an option holder during the three month period after termination (except termination for cause), the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for up to three months from the date of death, but in no event after the expiration of the Exercise Period. In the event of the termination by reason of permanent disability of an option holder while an employee or consultant of the Company or of any Subsidiary, that portion of the option granted to such employee or consultant which had become exercisable by the date of termination shall continue to be exercisable for up to twelve (12) months after the date of permanent disability, but in no event may the option be exercised after the expiration of the Exercise Period. In the event of the death of an option holder while an employee or consultant of the Company or any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees for up to twelve (12) months after the date of death, but in no event may the option be exercised after expiration of the Exercise Period. Except as the Committee shall determine otherwise, in the event an option holder ceases to be an employee or consultant of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the Waiting Period, his or her option shall terminate and be null and void.

     (f) Other Provisions. Each option granted under the Long-Term Plan may contain such other terms, provisions and conditions not inconsistent with the Long-Term Plan as may be determined by the Committee.

8.  Limited Stock Appreciation Rights.

     The Committee may grant, in its discretion, limited stock appreciation rights ("Limited Rights") to the holder of any option with respect to all or a portion of the shares subject to such option. Such Limited Rights shall be granted pursuant to an agreement in such form, and not inconsistent with the Long-Term Plan, as the Committee shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions, as the Committee shall determine:

     (a) Grants. Each Limited Right shall relate to a specific option granted under the Long-Term Plan and may be granted concurrently with the grant of the related option or at such later time as determined by the Committee.

     (b) Exercise. Unless otherwise determined by the Committee, a Limited Right may be exercised only during the period (a) beginning on the first day following any one of (i) the date of approval by the stockholders of the Company of an Approved Transaction (as defined in Subsection 10(e) below); (ii) the date of a Control Purchase (as defined in Subsection 10(e) below) or (iii) the date of a Board Change (as defined in Subsection 10(e) below); and (b) ending on the sixtieth day (or such other date specified in the stock option agreement) following such date (such period herein referred to as the "Limited Right Exercise Period"). Each Limited Right shall be exercisable during the Limited Right Exercise Period only to the extent the related option is then exercisable, and in no event after the termination of the related option. Limited Rights granted under the Long-Term Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the Limited Rights elects to exercise the Limited Rights and the number of shares in respect of which the Limited Rights are being exercised. The effective date of exercise of a Limited Right shall be deemed to be the date on which the Company shall have received such notice.

     (c) Amount Paid Upon Exercise. Upon the exercise of Limited Rights, the holder shall receive in cash an amount equal to the excess of the fair market value (as determined pursuant to Subsection 7(a) above) on the date of exercise of such Limited Rights of each share of Common Stock with respect to which such Limited Right shall have been exercised over the option price per share of Common Stock subject to the related option.

     (d) Effect of Exercise. Upon the exercise of Limited Rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Long-Term Plan. Upon the exercise or termination of the related option, the Limited Rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

     (e)Definitions. For purposes of this Section 8:

          (i) An "Approved Transaction" shall mean any of the following transactions which is outside the control of the holder of the Limited
     Right: (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or
     (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

          (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
     Act), corporation or other entity (other than the holder of the Limited Right or any group which includes such holder, the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 (or any successor rule) in the case of rights to acquire the Company's securities).

          (iii) A "Board Change" shall mean circumstances in which (A) a change in control is required to be reported under Regulation 14A (or any successor regulation) under the Exchange Act or (B) during any period of twenty-seven consecutive months or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each such new director was approved by a vote of at least a majority of the directors then still in office.


9.  Restricted Stock Grants

     The Committee may authorize, in its discretion, the grant of shares of Common Stock to Eligible Participants pursuant to restricted stock grant agreements in such form, and not inconsistent with the Long-Term Plan, as the Board of Directors shall approve from time to time and shall include substantially the following terms and conditions as the Board shall determine:

     (a) Eligibility. Eligible Participants with a minimum of six (6) months of continuous prior service to the Company at the date of grant, shall be eligible to receive restricted stock grants in consideration of such services, in such amounts and with such forfeiture provisions (subject to the other provisions of this Section 9) as the Committee shall determine.

     (b) Restrictions Against Disposition. Shares of Common Stock acquired by an Eligible Participant pursuant to a restricted stock grant agreement under the Long-Term Plan shall not be sold, transferred, or otherwise disposed of and shall not be pledged or otherwise hypothecated, except as provided in the restricted stock grant agreement. These restrictions on any such sale, transfer or other disposition, or any pledge or other hypothecation shall hereinafter be referred to as "restrictions against disposition." Certificates for all shares issued pursuant to restricted stock grants shall be issued in the recipient's name but shall be held in escrow by the Company, together with stock powers executed by the recipient transferring such shares back to the Company, pending lapse of the restrictions against disposition. For each recipient of a restricted stock grant, the Company shall have an escrow account (the "Escrow Account") consisting of all shares granted pursuant to restricted stock grant agreements, plus any additional shares issued pursuant to stock dividends thereon, minus shares as to which the restrictions against disposition have lapsed.

     (c) Termination of Service and Forfeiture of Shares. The restricted stock grant agreements shall provide that if the recipient ceases to be employed by the Company or any Subsidiary for any reason within six months after the date of grant, he or she shall automatically forfeit, without receipt of any consideration, all shares covered by the restricted stock grant agreement. After the aforementioned six-month period, if employment terminates other than by retirement with the consent of the Company or by death, then the shares subject to the restricted stock grant agreement as to which the restrictions against disposition have not lapsed, (the "Restricted Period") shall be forfeited to the Company immediately without payment of any consideration, in accordance with the restricted stock grant agreement.

     (d) Forfeiture of Shares Upon Death or Retirement. In the event of the death of a recipient of a restricted stock grant while an employee of the Company or any Subsidiary, or his retirement with the consent of the Company, in either case after the six-month period referred to in Subsection 9(c) herein, all shares subject to any restricted stock grant shall remain the property of the recipient or his estate, as the case may be, and the restrictions against disposition shall lapse at the rate stated in the restricted stock grant agreement.

     (e) Voting Rights and Dividends. Recipients of restricted stock grants shall be entitled to vote all shares covered by such grants and to receive any dividends (except that stock dividends paid, or shares of stock issuable upon stock splits or distributions, with respect to shares as to which restrictions have not lapsed, shall be added to the recipient's Escrow Account and shall be either distributed or forfeited together with the shares as to which such shares were initially issued pursuant to stock dividends, distributions or stock splits).

10.  Anti-Dilution Provisions and Adjustments on Recapitalization

     (a) Dividends, Stock Splits, etc. In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions or combinations of shares of Common Stock, the number of shares available under the Long-Term Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option or limited stock appreciation right, and the price per share with respect thereto, shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

      (b) Other Adjustments. In the event of any merger, consolidation, reorganization or other event affecting the Company's Common Stock, an appropriate adjustment shall be made in the total number of shares available for Awards and in all other provisions of the Plan that include a reference to a number of shares, and in the numbers of shares covered by, and other terms and provisions of, outstanding Awards. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion.

11.  Acceleration

     Notwithstanding any contrary waiting period in any stock option agreement, or any Restricted Period with respect to any shares issued pursuant to any restricted stock grant agreement, or in the Long-Term Plan, but subject to any determination by the Committee to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Long-Term Plan shall become exercisable in full for the aggregate number of shares covered thereby, and each share issued pursuant to a restricted stock grant agreement shall vest and be distributed out of the Escrow Account unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

12.  Continuation of Relationship; Leave of Absence

     (a) Nothing in the Long-Term Plan or any Award made hereunder shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment or consultancy at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Company or Subsidiary.

     (b) For purposes of the Long-Term Plan, a transfer of an employee from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or consultancy or a break in an applicable period, as the case may be. In the case of an approved leave of absence, the Committee may make such provisions with respect to continuance of options or forfeiture of shares previously granted pursuant to restricted stock grant agreements while on leave from the Company or a Subsidiary as the Committee may deem equitable.

13.  General Restriction

     Each Award made under the Long-Term Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing in the Long-Term Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

14.  Rights as a Stockholder

     The holder of a stock option or limited stock appreciation right shall have no rights as a stockholder with respect to any shares covered by the stock option or limited stock appreciation right, as the case may be, until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof.

15.  Non-Assignability of Stock Options and Limited Stock Appreciation Rights

     No stock option or limited stock appreciation right shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution and, during the lifetime of an Eligible Participant, may only be exercised by him or, in the case of disability, by a guardian or legal representative.

16.  Withholding Taxes

     Whenever under the Long-Term Plan shares are to be issued in satisfaction of stock options or limited stock appreciation rights granted thereunder, or pursuant to restricted stock grants, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as the Company may determine that such taxes are due. Whenever under the Long-Term Plan payments are made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

17.  Non-Exclusivity of the Plan

     Neither the adoption of the Long-Term Plan by the Board of Directors nor any provision of the Long-Term Plan shall be construed as creating any limitations on the power of the Board of Directors (but not the Committee) to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Long-Term Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

18.  Amendment, Suspension or Termination of the Plan

     The Board of Directors (but not the Committee) may at any time amend, alter, suspend or discontinue the Long-Term Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any recipient of a stock option, limited stock appreciation right or Common Stock pursuant to a restricted stock grant under any agreement theretofore entered into hereunder, without his consent, or which, without the requisite vote of the stockholders of the Company approving such action, would:

     (a) except as is provided in Section 10 of the Long-Term Plan, increase the total number of shares of stock reserved for the purposes of the Long-Term Plan; or

     (b) extend the duration of the Long-Term Plan; or

     (c) change the category of persons who can be Eligible Participants under the Long-Term Plan.

     Without limiting the foregoing, the Committee may, any time or from time to time, authorize the Company, with the consent of the respective recipients, to issue new options in exchange for the surrender and cancellation of any or all outstanding options.

19.  Limitations on Exercise

     Notwithstanding anything to the contrary contained in the Long-Term Plan, any agreement evidencing any Award hereunder may contain such provisions as the Committee deem appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Company.

20.  Governing Law

     The Long-Term Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

21.  Exculpation of Committee Members

     Each member of the Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Committee or an officer or employee of the Company be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishings of information) taken or any failure to act, if in good faith.

22. Finality of Determinations

     Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Committee shall be final and shall be binding and conclusive for all purposes.

                                     PROXY

                    PRELIMINARY COPY -- SUBJECT TO COMPLETION
                                  MARCH 7, 1997

                        RICHTON INTERNATIONAL CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

        For the Annual Meeting of Stockholders called for April 28, 1997

The undersigned hereby appoints CORNELIUS F. GRIFFIN and FRED R. SULLIVAN and each of them as proxies with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of RICHTON INTERNATIONAL CORPORATION (the "Company"), to be held on April 28, 1997 at 11:00 a.m., at the American Stock Exchange, 86 Trinity Place, New York, New York, or at any adjournments or postponements thereof, and to vote in the name and on behalf of the undersigned all shares which the undersigned would be entitled to vote as fully and with the same effect as the undersigned might do if personally present.

     Election of two directors for a three-year term.

     Nominees:    Stanley J. Leifer
                  Donald A. McMahon

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

               PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE

     Please mark your
[X]  votes as in this
     example

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the directors and FOR Items 2, 3 and 4.

--------------------------------------------------------------------------------

    The Board of Directors recommends a vote FOR the election of the directors and FOR Items 2, 3 and 4 below.

--------------------------------------------------------------------------------



                     FOR    WITHHELD                                                                        FOR   AGAINST   ABSTAIN

1. Election of       [ ]      [ ]       For, except vote withheld from     2. Adoption of amendment         [ ]      [ ]      [ ]
   Directors                            the following nominee:                to the Company's
   (See Reverse)                        _______________________________       Certificate
                                                                              of Incorporation

------------------------------------------------------------------------

                                                                           3. Adoption of amendment to      [ ]      [ ]      [ ]
                                                                              the Company's 1990
                                                                              Long-Term Incentive Plan

                                                                           4. Ratification of appointment   [ ]      [ ]      [ ]
                                                                              of the Independent Auditors

                                                                           --------------------------------------------------------

                                                                           The  proxies  are  hereby  authorized  to vote in their
                                                                           discretion upon such other matters as may properly come
                                                                           before   the   meeting   and   any    adjournments   or
                                                                           postponements thereof.


                                                                           DATE ___________________________________________ , 1997

                                                                           SIGNATURE(S)___________________________________________

                                                                           _______________________________________________________

                                                                           Note:  Please sign exactly as your name appears hereon.
                                                                                  Joint owners  should each sign.  When signing as
                                                                                  an attorney, executor, administrator, trustee or
                                                                                  guardian, please give full title as such.
